                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2002

                                   ----------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-16455                 76-0655566
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


               1111 LOUISIANA
               HOUSTON, TEXAS                            77002
  (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                                   ----------


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ITEM 5.     OTHER EVENTS.

         On September 30, 2002, CenterPoint Energy, Inc. distributed 240,000,000 shares of Reliant Resources, Inc. common stock to CenterPoint Energy's common shareholders of record as of the close of business on September 20, 2002, the record date for the distribution. Following the distribution, Milton Carroll, John T. Cater and Robert J. Cruikshank resigned from, and E. William Barnett, Donald J. Breeding and Joel V. Staff were appointed to, Reliant Resources' board of directors. Following the resignations and appointments, the members of Reliant Resources' board of directors are E. William Barnett, Donald J. Breeding, R. Steve Letbetter, Laree E. Perez and Joel V. Staff. For more information regarding the new directors of Reliant Resources, please read the press release that is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibit is filed herewith:

                  99.1 Press Release Issued by Reliant Resources on October 9, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.



Date:  October 11, 2002                      By: /s/ THOMAS C. LIVENGOOD
                                                --------------------------------
                                                Thomas C. Livengood
                                                Vice President and Controller


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                           EXHIBIT DESCRIPTION
-------                          -------------------
99.1        Press Release Issued by Reliant Resources on October 9, 2002


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